As filed with the Securities and Exchange Commission on December 20, 2006

Registration No. 333-133709

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2

To

FORM SB-2/A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Primal Solutions, Inc.

(Name of Small Business Issuer in Its Charter)

Delaware	7372	36-4170318
(State or Jurisdiction	(Primary Standard Industrial	(IRS Employer
of Incorporation or organization)	Classification Code Number)	Identification No.)

18881 Von Karman Avenue, Suite 500
Irvine, California 92612
(949) 260-1500
(Address and telephone number of principal executive offices and principal place of business)

Copies of all communications to:

Joseph R. Simrell
Chief Executive Office, President,
and “Acting” Chief Financial Officer
Primal Solutions, Inc.
18881 Von Karman Avenue, Suite 500
Irvine, California 92612
(949) 260-1500
FAX (949) 260-1515

Randolf W. Katz, Esq. Brett J. Souza, Esq. Bryan Cave LLP 1900 Main Street, Suite 700 Irvine, California 92614 (949) 223-7000 FAX (949) 223-7100
(Name, address and telephone number of agent for service)

Approximate Date of Commencement of Proposed Sale to the Public: From time to time after the effective date of this Registration Statement.

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

This Amendment No. 2 is being filed solely to amend Item 28 of Part II.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 24. Indemnification of Directors and Officers

Section 145 of the Delaware General Corporation Law

Section 145(a) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including attorneys’ fees, actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 145(c) provides that to the extent a present or former director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by such person in connection with such defense.

Section 145(d) provides that any indemnification under subsections (a) and (b) of Section 145, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b) of Section 145. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination:

•                  by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum;

•                  by a committee of such directors designated by majority vote of such directors, even though less than a quorum;

•                  if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or

•                  by the stockholders.

Section 145(e) provides that expenses, including attorneys’ fees, incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or for such director or officer to repay such amount if it shall ultimately be determined that such person was not entitled to be indemnified by the corporation as authorized in Section 145. Such expenses, including attorneys’ fees, incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

Certificate of Incorporation

Our certificate of incorporation provides that a director shall not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, unless the breach involves

•                  a breach of the director’s duty of loyalty to us or our stockholders,

•                  acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,

•                  liability for unlawful dividend payments or stock purchases or redemptions, or

•                  a transaction from which the director derived an improper personal benefit.

Our certificate of incorporation provides that we shall indemnify all persons whom we may indemnify to the fullest extent permitted by law.

Bylaws

Our bylaws generally make mandatory the provisions of Section 145 of the Delaware General Corporation Law discussed above, including the advancement of expenses reasonably incurred in defending a claim prior to its final resolution, and provide that our directors and officers will at all times be indemnified to the maximum extent permitted by law.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements provide that we will indemnify our directors and officers to the fullest extent permitted by law for liabilities they may incur because of their status as directors or officers. These agreements also provide that we will advance expenses to our directors and officers relating to claims for which they may be entitled to indemnification, and that we will continue to provide for indemnification following a change of control of our Company.

D&O Insurance

As permitted under section 145(g) of the Delaware General Corporation Law, we have purchased a directors’ and officers’ liability insurance policy to insure our directors and officers against liability asserted against, or incurred by them, in their capacities as our directors and officers, including liabilities arising under the Securities Act.

Item 25. Other Expenses of Issuance and Distribution

The expenses relating to the registration of shares of common stock will be borne by the Company. These expenses, except the SEC registration fee, are estimated to be as follows*:

SEC Registration fee	$305
Accounting fees and expenses	20,000
Legal fees and expenses	75,000
Printing and engraving expenses	5,000
Registrar and transfer agent’s fees	500
Miscellaneous fees and expenses	1,000
Total	$101,805

*              The selling stockholders will pay any sales commissions or underwriting discounts incurred in connection with the sale of shares registered hereunder.

Item 26. Recent Sales of Unregistered Securities

On April 27, 2006, we sold 1,750,000 shares of our common stock and 875,000 warrants to purchase shares of our common stock to John E. Rehfeld and David W. Mechler, Jr. in a private placement (the “April 2006 Private Placement”). Mr. Rehfeld is currently a member of our Board of Directors. We received proceeds of approximately $175,000 in this April 2006 Private Placement. The warrants expire March 31, 2011 and are exercisable for cash at an exercise price of $0.15 per share. The exercise price of the warrants is subject to adjustment in certain circumstances, including downward adjustment upon issuance by us of common stock or securities convertible into shares of common stock at a per share price less than the conversion price or exercise price of the warrants, respectively. Messrs. Rehfeld and Mechler may, in limited instances, exercise the warrant through a cashless exercise.

The shares of common stock, the warrants and the shares of common stock underlying the warrants were not registered under the Securities Act, in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and Regulation D Rule 506 promulgated under the Securities Act, which exempts transactions by an issuer not involving any public offering.

On March 31, 2006, we entered into a purchase agreement and related agreements with Special Situations Fund III QP, L.P. and four related funds (the “SSF Funds”), pursuant to which the Company completed on the same date a private placement of $1,500,000 in aggregate principal amount of its 5% Senior Secured Convertible Notes (the “Notes”) and warrants to purchase 7,500,000 shares of the Company’s common stock. The Notes are due March 31, 2008 and will pay interest semi-annually, in cash. Upon election of the SSF Funds, outstanding principal and accrued but unpaid interest on the Notes may be converted at any time into shares of common stock at a conversion price of $.10 per share, subject to adjustment in certain circumstances. The warrants to purchase shares of common stock expire March 31, 2008 and are exercisable for cash at an exercise price of $0.15 per share, subject to adjustment in certain circumstances.

Additionally, we issued warrants to purchase 1,713,859 shares of the Company’s common stock, at an exercise price of $0.22 per share, to holders of the 7,142,391 warrants issued in June 2004.

The Notes, the warrants and the shares of common stock underlying the Notes and the warrants were not registered under the Securities Act, in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and Regulation D Rule 506 promulgated under the Securities Act, which exempts transactions by an issuer not involving any public offering.

In August 2004, we issued warrants to purchase 25,000 shares of common stock to a principal of one of our investment advisors, under Section 4(2) of the Securities Act of 1933, as amended.  The warrants were issued at an exercise price of $0.22, the then fair market price of the Company’s common stock on the date of grant.  The warrants are scheduled to vest proportionately every three months over a two-year period beginning on the grant date.  The warrants are scheduled to expire on August 15, 2014.  The fair value of the warrant granted was estimated on the date of the grant using Black-Scholes option-pricing model.

In July 2004, we issued 250,000 shares of our common stock to a warrant holder, a member of our board of directors, upon the exercise of a warrant granted to him in April 2004, under Section 4(2) of the Securities Act of 1933, as amended.

In June 2004, we sold 14,284,782 shares of our common stock, and warrants to purchase 7,142,391 shares of our common stock to three institutional investors and ten other accredited investors, exempt under Regulation D, Rule 506 promulgated under the Securities Act, as not constituting a public offering of our securities. Investors received a warrant to purchase one share of common stock for each two shares of common stock purchased, therefore, the effective price in the Private Placement was $0.23 for each unit consisting of one share of common stock and a warrant to purchase one-half of a share of common stock. The exercise price of the warrant is not less than the fair market value on the date of issuance. The exercise price of the warrants has since been adjusted.

In June 2004, we granted a warrant to purchase up to 652,174 shares of our common stock to our investment advisor at an exercise price equal to not less than fair market value on the date of grant, exempt under Section 4(2) of the Securities Act, as not constituting a public offering of our securities.

In May 2004, we issued 409,312 shares of our common stock to an option holder upon the exercise of an option granted to him in April 2001, exempt under Section 4(2) of the Securities Act, as not constituting a public offering of our securities.

In April 2004, we issued 100,000 shares of our common stock to an option holder upon the exercise of an option granted to him in April 2001, exempt under Section 4(2) of the Securities Act, as not constituting a public offering of our securities.

In January 2004, we granted an option to purchase up to 360,000 shares of our common stock to an officer of the Company at an exercise price equal to fair market value on the date of grant, exempt under Section 4(2) of the Securities Act, as not constituting a public offering of our securities.

In December 2003, we granted 35,000 shares of our common stock to an officer of the Company, exempt under Section 4(2) of the Securities Act, as not constituting a public offering of our securities.

In September 2003, we sold 688,253 shares of our common stock to certain members of the Board of Directors at a price equal to fair market value, exempt under Section 4(2) of the Securities Act, as not constituting a public offering of our securities.

In April 2003, we granted warrants to the non-employee members of the Board of Directors to purchase up to an aggregate of 1,000,000 shares of our common stock at an exercise price equal to fair market value on the date of grant, exempt under Section 4(2) of the Securities Act, as not constituting a public offering of our securities.

Item 27. Exhibits

Exhibit Number	Description of Document
2.1

Primal Solutions, Inc. Preliminary Distribution Agreement, dated July 31, 2000, by and among Avery Communications, Inc., a Delaware corporation, Primal Solutions, Inc., a Delaware corporation, John Faltys, Joseph R. Simrell, David Haynes, Mark J. Nielsen, Arun Anand, Murari Cholappadi, Sanjay Gupta, Thurston Group, Inc., a Delaware corporation, Patrick J. Haynes, III and Scot M. McCormick (filed as Exhibit 2.1 to the Company’s Registration Statement on Form SB-2 filed July 30, 2004 and incorporated by reference herein)

3.1

Certificate of Incorporation of Primal Solutions, Inc. and the amendments and corrections thereto (filed as Exhibit 21.1 to the Company’s Post-Effective Amendment No. 4 on Form SB-2 (Registration Statement No. 333-117786) and incorporated by reference herein)

3.2	Second Amended and Restated Bylaws (filed as Exhibit 3.3 to the Company’s quarterly report on Form 10-QSB filed on August 14, 2002 and incorporated by reference herein)

5.1	Opinion of Bryan Cave LLP **

10.1

Agreement and Plan of Merger, dated as of March 19, 1999, by and among Avery Communications, Inc., ACI Telecommunications Financial Services Corporation, Primal Systems Inc., Mark J. Nielsen, John Faltys, Joseph R. Simrell and David Haynes (filed as Exhibit 10.1 to the Company’s Registration Statement on Form SB-2 filed July 30, 2004 and incorporated by reference herein)

10.2

Primal Solutions, Inc. 2001 Flexible Incentive Plan, as amended (filed as Exhibit 99.1 to the Company’s Registration statement on Form S-8 filed on May 4, 2001 (Registration No. 333-60298) and incorporated by reference herein)

10.3	Governance Document, as amended (filed as Exhibit 99.2 to the Company’s Registration Statement on Form S-8 filed on May 4, 2001 (Registration No. 333-60298) and incorporated by reference herein)

10.4	Form of Indemnification Agreement (filed as Exhibit 10.2a to the Company’s annual report on Form 10-KSB filed March 27, 2002 and incorporated by reference herein)

10.5

Indemnification Agreement between Primal Solutions, Inc. and Louis A. Delmonico, dated April 25, 2001 (filed as Exhibit 10.12 to the Company’s annual report on Form 10-KSB filed March 27, 2002 and incorporated by reference herein)

10.6	Employment Agreement for David Haynes dated December 31, 2001 (filed as Exhibit 10.6 to the Company’s annual report on Form 10-KSB filed March 27, 2002 and incorporated by reference herein)

10.7

Form of Master Software License Agreement (filed as Exhibit 10.7 to Amendment No. 1 to the Company’s Registration Statement on Form SB-2 filed January 8, 2001 (Registration No. 333-46494) and incorporated by reference herein)

10.8	Form of Change of Control Agreement, as modified on May 3, 2002 (filed as Exhibit 10.8 to the Company’s quarterly report on Form 10-QSB filed on May 14, 2002 and incorporated by reference herein)

10.9

Form of Lease between Spieker Properties, L.P. and Primal Solutions, Inc. dated October 26, 2000 (filed as Exhibit 10.9 to the Company’s annual report on Form 10-KSB filed March 27, 2002 and incorporated by reference herein)

Exhibit Number	Description of Document

10.10

First Amendment to Lease between Spieker Properties, L.P. and Primal Solutions, Inc. dated June 13, 2001 (filed as Exhibit 10.9a to the Company’s annual report on Form 10-KSB filed March 27, 2002 and incorporated by reference herein)

10.11

Promissory Note of Primal Solutions, Inc. in favor of Spieker Properties, L.P., dated June 15, 2001 (filed as Exhibit 10.10 to the Company’s annual report on Form 10-KSB filed March 27, 2002 and incorporated by reference herein)

10.12

Assignment of Lease between Corsair Communications and Lightbridge, Inc., dated February 7, 2001 (filed as Exhibit 10.12 to the Company’s Registration Statement on Form SB-2 filed July 30, 2004 and incorporated by reference herein)

10.13

Agreement of Sublease between Primal Solutions, Inc. and Lightbridge, Inc., dated January 30, 2004 (filed as Exhibit 10.14 to the Company’s Registration Statement on Form SB-2 filed July 30, 2004 and incorporated by reference herein)

10.14

Landlord Consent to Sublease among CA-Tower 17 Limited Partnership, Lightbridge, Inc. and Primal Solutions, dated February 27, 2004 (filed as Exhibit 10.15 to the Company’s Registration Statement on Form SB-2 filed July 30, 2004 and incorporated by reference herein)

10.15

Employment Agreement between Primal Solutions, Inc. and Joseph R. Simrell dated January 28, 2003 (filed as Exhibit 10.14 to the Company’s annual report on Form 10-KSB filed on March 28, 2003 and incorporated by reference herein)

10.16

Consolidation Agreement between Wireless Billing Systems dba Primal Billing Solutions and Metrocall, Inc. dated December 30, 2002 (filed as Exhibit 10.15 o the Company’s annual report on Form 10-KSB filed on March 28, 2003 and incorporated by reference herein)

10.17

Purchase Agreement between registrant and certain institutional investors and accredited investors, dated June 8, 2004 (filed as exhibit 10.18 to the Company’s current report on Form 8-K filed June 18, 2004 and incorporated by reference herein)

10.18

Registration Rights Agreement between the registrant and the institutional investors and accredited investors, dated June 8, 2004 (filed as exhibit 10.19 to the Company’s current report on Form 8-K filed June 18, 2004 and incorporated by reference herein)

10.19

Form of Warrants for the issuance of warrants to the institutional investors and accredited investors (filed as exhibit 10.20 to the Company’s current report on Form 8-K filed June 18, 2004 and incorporated by reference herein)

10.20	Purchase Agreement between registrant and Management, dated June 8, 2004 (filed as exhibit 10.21 to the Company’s current report on Form 8-K filed June 18, 2004 and incorporated by reference herein)

10.21

Registration Rights Agreement between registrant and Management, dated June 8, 2004 (filed as exhibit 10.22 to the Company’s current report on Form 8-K filed June 18, 2004 and incorporated by reference herein)

10.22	Form of Warrants for the issuance of warrants to Management (filed as exhibit 10.23 to the Company’s current report on Form 8-K filed June 18, 2004 and incorporated by reference herein)

10.23	Form of Lock-up Agreement, dated June 8, 2004 (filed as exhibit 10.24 to the Company’s current report on Form 8-K filed June 18, 2004 and incorporated by reference herein)

10.24

Amended and Restated Change of Control Agreement, dated as of May 17, 2004, between Joseph R. Simrell and Primal Solutions, Inc. (filed as Exhibit 10.27 to the Company’s Registration Statement on Form SB-2 filed July 30, 2004 and incorporated by reference herein)

Exhibit Number	Description of Document

10.25

Promissory Note by Primal Solutions, Inc. in favor of Sunwest Bank, dated April 8, 2002 (filed as Exhibit 10.28 to the Company’s Registration Statement on Form SB-2 filed July 30, 2004 and incorporated by reference herein)

10.26

Commercial Security Agreement, between Primal Solutions, Inc., Wireless Billing Systems, and Sunwest Bank, dated April 8, 2002 (filed as Exhibit 10.29 to the Company’s Registration Statement on Form SB-2 filed July 30, 2004 and incorporated by reference herein)

10.27

Subordination Agreement between Wireless Billing Systems, Corsair Communication, Inc. and Sunwest Bank, dated April 8, 2002 (filed as Exhibit 10.30 to the Company’s Registration Statement on Form SB-2 filed July 30, 2004 and incorporated by reference herein)

10.28

Business Loan Agreement between Primal Solutions, Inc. and Sunwest Bank, dated April 8, 2002 (filed as Exhibit 10.31 to the Company’s Registration Statement on Form SB-2 filed July 30, 2004 and incorporated by reference herein)

10.29

Change in Terms Agreement between Primal Solutions, Inc. and Sunwest Bank, dated March 13, 2004 (filed as Exhibit 10.32 to the Company’s Registration Statement on Form SB-2 filed July 30, 2004 and incorporated by reference herein)

10.30

Promissory Note between Primal Solutions, Inc. and Sunwest Bank, dated May 13, 2002 (filed as Exhibit 10.33 to the Company’s Registration Statement on Form SB-2 filed July 30, 2004 and incorporated by reference herein)

10.31

Letter Agreement between Primal Solutions, Inc. and Robert Richardson dated August 14, 2003 (filed as Exhibit 10.34 to post-effective amendment no. 1 to the Company’s Registration Statement on Form SB-2 filed March 10, 2005 and incorporated by reference herein)

10.32

Letter Agreement between Primal Solutions, Inc. and Robert Richardson dated August 18, 2003 (filed as Exhibit 10.35 to post-effective amendment no. 1 to the Company’s Registration Statement on Form SB-2 filed March 10, 2005 and incorporated by reference herein)

10.33

Amended and Restated Letter Agreement between Primal Solutions, Inc. and Robert Richardson dated March 25, 2005 (filed as Exhibit 10.36 to the Company’s annual report on Form 10-KSB filed March 31, 2005 and incorporated by reference herein)

10.34

Letter Agreement dated March 25, 2005 between Primal and William C. Bousema (filed as Exhibit 10.37 to the Company’s annual report on Form 10-KSB filed March 31, 2005 and incorporated by reference herein)

10.35

Change of Control Agreement dated March 25, 2005 between Primal and William C. Bousema. (filed as Exhibit 10.38 to the Company’s annual report on Form 10-KSB filed March 31, 2005 and incorporated by reference herein)

10.36	Form Services Agreement (filed as Exhibit 10.39 to the Company’s annual report on Form 10-KSB filed March 31, 2005 and incorporated by reference herein)

10.37	Form Software License and Services Agreement (filed as Exhibit 10.40 to the Company’s annual report on Form 10-KSB filed March 31, 2005 and incorporated by reference herein)

10.38	Registrant’s Policy on Executive Compensation Plan (filed as Exhibit 10.1 to the Company’s current report on Form 8-K filed on April 20, 2005 and incorporated by reference herein)

10.39	Form of Executive Incentive Compensation Award (filed as Exhibit 10.2 to the Company’s current report on Form 8-K filed on April 20, 2005 and incorporated by reference herein)

10.40

2006 Amended and Restated Secured Promissory Note, dated March 31, 2006 made by Wireless Billing Systems, a wholly owned subsidiary of Primal Solutions, Inc. in favor of Lightbridge, Inc. (filed as Exhibit 10.40 to the Company’s annual report on Form 10-KSB filed April 17, 2006 and incorporated by reference herein)

Exhibit Number	Description of Document

10.41

Confirmation of Guaranty dated March 31, 2006 by and between Primal Solutions, Inc. and Lightbridge, Inc. (filed as Exhibit 10.41 to the Company’s annual report on Form 10-KSB filed April 17, 2006 and incorporated by reference herein)

10.42

Subordination Agreement, dated as of March 31, 2006, by and among Lightbridge Inc., Wireless Billing Systems, Primal Solutions, Inc. and the senior lenders whose names appear on the signature pages thereto. (filed as Exhibit 10.42 to the Company’s annual report on Form 10-KSB filed April 17, 2006 and incorporated by reference herein)

10.43

Second Amended and Restated Employment Agreement, dated December 16, 2005, between Primal Solutions, Inc. and Joseph R. Simrell. (filed as Exhibit 10.43 to the Company’s annual report on Form 10-KSB filed April 17, 2006 and incorporated by reference herein)

10.44

Amendment No. 1 to Employment Letter Agreement, dated December 16, 2005, between Primal Solutions, Inc. and William C. Bousema. (filed as Exhibit 10.44 to the Company’s annual report on Form 10-KSB filed April 17, 2006 and incorporated by reference herein)

10.45

Second Amended and Restated Change of Control Agreement, dated December 16, 2005, between Primal Solutions, Inc. and Joseph R. Simrell. (filed as Exhibit 10.45 to the Company’s annual report on Form 10-KSB filed April 17, 2006 and incorporated by reference herein)

10.46

Amended and Restated Change of Control Agreement, dated December 16, 2005, between Primal Solutions, Inc. and William C. Bousema. (filed as Exhibit 10.46 to the Company’s annual report on Form 10-KSB filed April 17, 2006 and incorporated by reference herein)

10.47

Form of 5% Senior Secured Convertible Note, dated March 31, 2006, issued by Wireless Billings Systems to the investors under that certain Purchase Agreement dated as of March 31, 2006 (filed as Exhibit 4.1 to the Company’s current report on Form 8-K on April 3, 2006 and incorporated by reference herein)

10.48

Purchase Agreement, dated as of March 31, 2006, by and among Primal Solutions, Inc., Wireless Billing Systems and the investors whose names appear on the signature pages thereto (filed as Exhibit 10.1 to the Company’s current report on Form 8-K on April 3, 2006 and incorporated by reference herein)

10.49

Pledge and Security Agreement, dated as of March 31, 2006, by and among Primal Solutions, Inc., Wireless Billing Systems and the investors whose names appear on the signature pages thereto (filed as Exhibit 10.2 to the Company’s current report on Form 8-K on April 3, 2006 and incorporated by reference herein)

10.50

Form of Warrant to purchase shares of Common Stock, dated March 31, 2006, issued by Primal Solutions Inc. to the investors under that certain Purchase Agreement dated as of March 31, 2006 (filed as Exhibit 10.3 to the Company’s current report on Form 8-K on April 3, 2006 and incorporated by reference herein)

10.51

Registration Rights Agreement, dated as of March 31, 2006, by and between Primal Solutions, Inc. and the investors whose names appear on the signature pages thereto (filed as Exhibit 10.4 to the Company’s current report on Form 8-K filed on April 3, 2006 and incorporated by reference herein)

10.52

Primal Solutions, Inc. 2004 Flexible Incentive Plan (filed as Exhibit 99.1 to the Company’s Registration Statement on Form S-8 (Registration No. 333-121902) (“2004 S-8”) and incorporated by reference herein)

10.53

Registration Rights Agreement, dated as of April 27, 2006, by and between Primal Solutions, Inc. and the investors whose names appear on the signature pages thereto (filed as Exhibit 10.53 to the Company’s Post-Effective Amendment No. 4 on Form SB-2 (Registration Statement No. 333-117786) and incorporated by reference herein)

10.54

Purchase Agreement, dated as of April 27, 2006, by and among Primal Solutions, Inc. and the investors whose names appear on the signature pages thereto (filed as Exhibit 10.54 to the Company’s Post-Effective Amendment No. 4 on Form SB-2 (Registration No. 333-117786) and incorporated by reference herein)

Exhibit Number	Description of Document

10.55

Form of Warrant to purchase shares of Common Stock, dated April 27, 2006, issued by Primal Solutions Inc. to the investors under that certain Purchase Agreement dated as of April 27, 2006 (filed as Exhibit 10.55 to the Company’s Post-Effective Amendment No. 4 on Form SB-2 (Registration No. 333-117786) and incorporated by reference herein)

10.56	Form of Warrant to purchase shares of Common Stock, dated May 19, 2006 (filed as Exhibit 10.1 to the Company’s current report on Form 8-K on May 25, 2006 and incorporated by reference herein)

10.57	Primal Solutions, Inc. 2006 Stock Option Plan (filed as Exhibit 10.1 to the Company’s current report on Form 8-K on August 15, 2006 and incorporated by reference herein)

10.58

Form on Non-Statutory Stock Option Agreement under Primal Solutions, Inc. 2006 Stock Option Plan (filed as Exhibit 10.2 to the Company’s current report on Form 8-K on August 15, 2006 and incorporated by reference herein)

10.59

Amended and Restated Side Letter, dated as of August 9, 2006, by and between the Company and Bob Richardson (filed as Exhibit 10.3 to the Company’s current report on Form 8-K on August 15, 2006 and incorporated by reference herein)

10.60

Side Letter, dated as of August 9, 2006, by and between the Company and Sam Gilson (filed as Exhibit 10.4 to the Company’s current report on Form 8-K on August 15, 2006 and incorporated by reference herein)

21.1	Subsidiaries of Primal Solutions, Inc. (filed as Exhibit 21.1 to the Company’s Post-Effective Amendment No. 4 on Form SB-2 (Registration No. 333-117786) and incorporated by reference herein)

23.1	Consent of Haskell & White LLP**

23.2	Consent of Bryan Cave LLP (contained in Exhibit 5.1)**

24.1	Power of Attorney (contained on the Signature Page)**

**  Previously filed

Item 28. Undertakings

(a)           The undersigned registrant hereby undertakes:

(1)           To file, during any period in which it offers or sells securities, a post-effective amendment to this registration statement:

(i)            To include any prospectus required by section 10(a)(3) of the Securities Act;

(ii)           To reflect in the prospectus any facts or events which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)          To include any additional or changed material information with respect to the plan of distribution.

(2)           That, for the purpose of determining any liability under the Securities Act, treat each such post-effective amendment as a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)           To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b)           Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the small business issuer pursuant to the foregoing provisions, or otherwise, the small business issuer has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

In the event that a claim for indemnification against such liabilities (other than the payment by the small business issuer of expenses incurred or paid by a director, officer or controlling person of the small business issuer in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the small business issuer will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(c)           Each prospectus filed pursuant to Rule 424(b)(§230.424(b) of this chapter) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A (§230.430A of this chapter), shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and authorized this amendment to the   Registration Statement to be signed on its behalf by the undersigned, in the City of Irvine, State of California, on December 20, 2006.

PRIMAL SOLUTIONS, INC.

By:	/s/ Joseph R. Simrell
Name:	Joseph R. Simrell
Title:	Chief Executive Officer, President, and “Acting” Chief Financial Officer

In accordance with the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the dates stated:

Dated: December 20, 2006

By:	/s/ Joseph R. Simrell
Name:	Joseph R. Simrell
Title:	Chief Executive Officer, President, “Acting” Chief Financial Officer and Director
(Principal Executive Officer and Principal Accounting Officer)

By:	*
Name:	David Haynes
Title:	Director

By:	*
Name:	Louis A. Delmonico
Title:	Director

By:	*
Name:	John E. Rehfeld
Title:	Director

By:	*
Name:	John Faltys
Title:	Director

* By:	/s/ Joseph R. Simrell
Joseph R. Simrell
(Attorney-in-fact)

EXHIBIT INDEX

Exhibit Number	Description of Document
2.1

Primal Solutions, Inc. Preliminary Distribution Agreement, dated July 31, 2000, by and among Avery Communications, Inc., a Delaware corporation, Primal Solutions, Inc., a Delaware corporation, John Faltys, Joseph R. Simrell, David Haynes, Mark J. Nielsen, Arun Anand, Murari Cholappadi, Sanjay Gupta, Thurston Group, Inc., a Delaware corporation, Patrick J. Haynes, III and Scot M. McCormick (filed as Exhibit 2.1 to the Company’s Registration Statement on Form SB-2 filed July 30, 2004 and incorporated by reference herein)

3.1

Certificate of Incorporation of Primal Solutions, Inc. and the amendments and corrections thereto (filed as Exhibit 21.1 to the Company’s Post-Effective Amendment No. 4 on Form SB-2 (Registration Statement No. 333-117786) and incorporated by reference herein)

3.2	Second Amended and Restated Bylaws (filed as Exhibit 3.3 to the Company’s quarterly report on Form 10-QSB filed on August 14, 2002 and incorporated by reference herein)

5.1	Opinion of Bryan Cave LLP**

10.1

Agreement and Plan of Merger, dated as of March 19, 1999, by and among Avery Communications, Inc., ACI Telecommunications Financial Services Corporation, Primal Systems Inc., Mark J. Nielsen, John Faltys, Joseph R. Simrell and David Haynes (filed as Exhibit 10.1 to the Company’s Registration Statement on Form SB-2 filed July 30, 2004 and incorporated by reference herein)

10.2

Primal Solutions, Inc. 2001 Flexible Incentive Plan, as amended (filed as Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed on May 4, 2001 (Registration No. 333-60298) and incorporated by reference herein)

10.3	Governance Document, as amended (filed as Exhibit 99.2 to the Company’s Registration Statement on Form S-8 filed on May 4, 2001 (Registration No. 333-60298) and incorporated by reference herein)

10.4	Form of Indemnification Agreement (filed as Exhibit 10.2a to the Company’s annual report on Form 10-KSB filed March 27, 2002 and incorporated by reference herein)

10.5

Indemnification Agreement between Primal Solutions, Inc. and Louis A. Delmonico, dated April 25, 2001 (filed as Exhibit 10.12 to the Company’s annual report on Form 10-KSB filed March 27, 2002 and incorporated by reference herein)

10.6	Employment Agreement for David Haynes dated December 31, 2001 (filed as Exhibit 10.6 to the Company’s annual report on Form 10-KSB filed March 27, 2002 and incorporated by reference herein)

10.7

Form of Master Software License Agreement (filed as Exhibit 10.7 to Amendment No. 1 to the Company’s Registration Statement on Form SB-2 filed January 8, 2001 (Registration No. 333-46494) and incorporated by reference herein)

10.8	Form of Change of Control Agreement, as modified on May 3, 2002 (filed as Exhibit 10.8 to the Company’s quarterly report on Form 10-QSB filed on May 14, 2002 and incorporated by reference herein)

10.9

Form of Lease between Spieker Properties, L.P. and Primal Solutions, Inc. dated October 26, 2000 (filed as Exhibit 10.9 to the Company’s annual report on Form 10-KSB filed March 27, 2002 and incorporated by reference herein)

10.10

First Amendment to Lease between Spieker Properties, L.P. and Primal Solutions, Inc. dated June 13, 2001 (filed as Exhibit 10.9a to the Company’s annual report on Form 10-KSB filed March 27, 2002 and incorporated by reference herein)

10.11

Promissory Note of Primal Solutions, Inc. in favor of Spieker Properties, L.P., dated June 15, 2001 (filed as Exhibit 10.10 to the Company’s annual report on Form 10-KSB filed March 27, 2002 and incorporated by reference herein)

Exhibit Number	Description of Document
10.12

Assignment of Lease between Corsair Communications and Lightbridge, Inc., dated February 7, 2001 (filed as Exhibit 10.12 to the Company’s Registration Statement on Form SB-2 filed July 30, 2004 and incorporated by reference herein)

10.13

Agreement of Sublease between Primal Solutions, Inc. and Lightbridge, Inc., dated January 30, 2004 (filed as Exhibit 10.14 to the Company’s Registration Statement on Form SB-2 filed July 30, 2004 and incorporated by reference herein)

10.14

Landlord Consent to Sublease among CA-Tower 17 Limited Partnership, Lightbridge, Inc. and Primal Solutions, dated February 27, 2004 (filed as Exhibit 10.15 to the Company’s Registration Statement on Form SB-2 filed July 30, 2004 and incorporated by reference herein)

10.15

Employment Agreement between Primal Solutions, Inc. and Joseph R. Simrell dated January 28, 2003 (filed as Exhibit 10.14 to the Company’s annual report on Form 10-KSB filed on March 28, 2003 and incorporated by reference herein)

10.16

Consolidation Agreement between Wireless Billing Systems dba Primal Billing Solutions and Metrocall, Inc. dated December 30, 2002 (filed as Exhibit 10.15 o the Company’s annual report on Form 10-KSB filed on March 28, 2003 and incorporated by reference herein)

10.17

Purchase Agreement between registrant and certain institutional investors and accredited investors, dated June 8, 2004 (filed as exhibit 10.18 to the Company’s current report on Form 8-K filed June 18, 2004 and incorporated by reference herein)

10.18

Registration Rights Agreement between the registrant and the institutional investors and accredited investors, dated June 8, 2004 (filed as exhibit 10.19 to the Company’s current report on Form 8-K filed June 18, 2004 and incorporated by reference herein)

10.19

Form of Warrants for the issuance of warrants to the institutional investors and accredited investors (filed as exhibit 10.20 to the Company’s current report on Form 8-K filed June 18, 2004 and incorporated by reference herein)

10.20	Purchase Agreement between registrant and Management, dated June 8, 2004 (filed as exhibit 10.21 to the Company’s current report on Form 8-K filed June 18, 2004 and incorporated by reference herein)

10.21

Registration Rights Agreement between registrant and Management, dated June 8, 2004 (filed as exhibit 10.22 to the Company’s current report on Form 8-K filed June 18, 2004 and incorporated by reference herein)

10.22	Form of Warrants for the issuance of warrants to Management (filed as exhibit 10.23 to the Company’s current report on Form 8-K filed June 18, 2004 and incorporated by reference herein)

10.23	Form of Lock-up Agreement, dated June 8, 2004 (filed as exhibit 10.24 to the Company’s current report on Form 8-K filed June 18, 2004 and incorporated by reference herein)

10.24

Amended and Restated Change of Control Agreement, dated as of May 17, 2004, between Joseph R. Simrell and Primal Solutions, Inc. (filed as Exhibit 10.27 to the Company’s Registration Statement on Form SB-2 filed July 30, 2004 and incorporated by reference herein)

10.25

Promissory Note by Primal Solutions, Inc. in favor of Sunwest Bank, dated April 8, 2002 (filed as Exhibit 10.28 to the Company’s Registration Statement on Form SB-2 filed July 30, 2004 and incorporated by reference herein)

10.26

Commercial Security Agreement, between Primal Solutions, Inc., Wireless Billing Systems, and Sunwest Bank, dated April 8, 2002 (filed as Exhibit 10.29 to the Company’s Registration Statement on Form SB-2 filed July 30, 2004 and incorporated by reference herein)

10.27

Subordination Agreement between Wireless Billing Systems, Corsair Communication, Inc. and Sunwest Bank, dated April 8, 2002 (filed as Exhibit 10.30 to the Company’s Registration Statement on Form SB-2 filed July 30, 2004 and incorporated by reference herein)

Exhibit Number	Description of Document
10.28

Business Loan Agreement between Primal Solutions, Inc. and Sunwest Bank, dated April 8, 2002 (filed as Exhibit 10.31 to the Company’s Registration Statement on Form SB-2 filed July 30, 2004 and incorporated by reference herein)

10.29

Change in Terms Agreement between Primal Solutions, Inc. and Sunwest Bank, dated March 13, 2004 (filed as Exhibit 10.32 to the Company’s Registration Statement on Form SB-2 filed July 30, 2004 and incorporated by reference herein)

10.30

Promissory Note between Primal Solutions, Inc. and Sunwest Bank, dated May 13, 2002 (filed as Exhibit 10.33 to the Company’s Registration Statement on Form SB-2 filed July 30, 2004 and incorporated by reference herein)

10.31

Letter Agreement between Primal Solutions, Inc. and Robert Richardson dated August 14, 2003 (filed as Exhibit 10.34 to post-effective amendment no. 1 to the Company’s Registration Statement on Form SB-2 filed March 10, 2005 and incorporated by reference herein)

10.32

Letter Agreement between Primal Solutions, Inc. and Robert Richardson dated August 18, 2003 (filed as Exhibit 10.35 to post-effective amendment no. 1 to the Company’s Registration Statement on Form SB-2 filed March 10, 2005 and incorporated by reference herein)

10.33

Amended and Restated Letter Agreement between Primal Solutions, Inc. and Robert Richardson dated March 25, 2005 (filed as Exhibit 10.36 to the Company’s annual report on Form 10-KSB filed March 31, 2005 and incorporated by reference herein)

10.34

Letter Agreement dated March 25, 2005 between Primal and William C. Bousema (filed as Exhibit 10.37 to the Company’s annual report on Form 10-KSB filed March 31, 2005 and incorporated by reference herein)

10.35

Change of Control Agreement dated March 25, 2005 between Primal and William C. Bousema. (filed as Exhibit 10.38 to the Company’s annual report on Form 10-KSB filed March 31, 2005 and incorporated by reference herein)

10.36	Form Services Agreement (filed as Exhibit 10.39 to the Company’s annual report on Form 10-KSB filed March 31, 2005 and incorporated by reference herein)

10.37	Form Software License and Services Agreement (filed as Exhibit 10.40 to the Company’s annual report on Form 10-KSB filed March 31, 2005 and incorporated by reference herein)

10.38	Registrant’s Policy on Executive Compensation Plan (filed as Exhibit 10.1 to the Company’s current report on Form 8-K filed on April 20, 2005 and incorporated by reference herein)

10.39	Form of Executive Incentive Compensation Award (filed as Exhibit 10.2 to the Company’s current report on Form 8-K filed on April 20, 2005 and incorporated by reference herein)

10.40

2006 Amended and Restated Secured Promissory Note, dated March 31, 2006 made by Wireless Billing Systems, a wholly owned subsidiary of Primal Solutions, Inc. in favor of Lightbridge, Inc. (filed as Exhibit 10.40 to the Company’s annual report on Form 10-KSB filed April 17, 2006 and incorporated by reference herein)

10.41

Confirmation of Guaranty dated March 31, 2006 by and between Primal Solutions, Inc. and Lightbridge, Inc. (filed as Exhibit 10.41 to the Company’s annual report on Form 10-KSB filed April 17, 2006 and incorporated by reference herein)

10.42

Subordination Agreement, dated as of March 31, 2006, by and among Lightbridge Inc., Wireless Billing Systems, Primal Solutions, Inc. and the senior lenders whose names appear on the signature pages thereto. (filed as Exhibit 10.42 to the Company’s annual report on Form 10-KSB filed April 17, 2006 and incorporated by reference herein)

10.43

Second Amended and Restated Employment Agreement, dated December 16, 2005, between Primal Solutions, Inc. and Joseph R. Simrell. (filed as Exhibit 10.43 to the Company’s annual report on Form 10-KSB filed April 17, 2006 and incorporated by reference herein)

Exhibit Number	Description of Document
10.44

Amendment No. 1 to Employment Letter Agreement, dated December 16, 2005, between Primal Solutions, Inc. and William C. Bousema. (filed as Exhibit 10.44 to the Company’s annual report on Form 10-KSB filed April 17, 2006 and incorporated by reference herein)

10.45

Second Amended and Restated Change of Control Agreement, dated December 16, 2005, between Primal Solutions, Inc. and Joseph R. Simrell. (filed as Exhibit 10.45 to the Company’s annual report on Form 10-KSB filed April 17, 2006 and incorporated by reference herein)

10.46

Amended and Restated Change of Control Agreement, dated December 16, 2005, between Primal Solutions, Inc. and William C. Bousema. (filed as Exhibit 10.46 to the Company’s annual report on Form 10-KSB filed April 17, 2006 and incorporated by reference herein)

10.47

Form of 5% Senior Secured Convertible Note, dated March 31, 2006, issued by Wireless Billings Systems to the investors under that certain Purchase Agreement dated as of March 31, 2006 (filed as Exhibit 4.1 to the Company’s current report on Form 8-K on April 3, 2006 and incorporated by reference herein)

10.48

Purchase Agreement, dated as of March 31, 2006, by and among Primal Solutions, Inc., Wireless Billing Systems and the investors whose names appear on the signature pages thereto (filed as Exhibit 10.1 to the Company’s current report on Form 8-K on April 3, 2006 and incorporated by reference herein)

10.49

Pledge and Security Agreement, dated as of March 31, 2006, by and among Primal Solutions, Inc., Wireless Billing Systems and the investors whose names appear on the signature pages thereto (filed as Exhibit 10.2 to the Company’s current report on Form 8-K on April 3, 2006 and incorporated by reference herein)

10.50

Form of Warrant to purchase shares of Common Stock, dated March 31, 2006, issued by Primal Solutions Inc. to the investors under that certain Purchase Agreement dated as of March 31, 2006 (filed as Exhibit 10.3 to the Company’s current report on Form 8-K on April 3, 2006 and incorporated by reference herein)

10.51

Registration Rights Agreement, dated as of March 31, 2006, by and between Primal Solutions, Inc. and the investors whose names appear on the signature pages thereto (filed as Exhibit 10.4 to the Company’s current report on Form 8-K filed on April 3, 2006 and incorporated by reference herein)

10.52

Primal Solutions, Inc. 2004 Flexible Incentive Plan (filed as Exhibit 99.1 to the Company’s Registration Statement on Form S-8 (Registration No. 333-121902) (“2004 S-8”) and incorporated by reference herein)

10.53

Registration Rights Agreement, dated as of April 27, 2006, by and between Primal Solutions, Inc. and the investors whose names appear on the signature pages thereto (filed as Exhibit 10.53 to the Company’s Post-Effective Amendment No. 4 on Form SB-2 (Registration No. 333-117786) and incorporated by reference herein)

10.54

Purchase Agreement, dated as of April 27, 2006, by and among Primal Solutions, Inc. and the investors whose names appear on the signature pages thereto (filed as Exhibit 10.54 to the Company’s Post-Effective Amendment No. 4 on Form SB-2 (Registration No. 333-117786) and incorporated by reference herein)

10.55

Form of Warrant to purchase shares of Common Stock, dated April 27, 2006, issued by Primal Solutions Inc. to the investors under that certain Purchase Agreement dated as of April 27, 2006 (filed as Exhibit 10.55 to the Company’s Post-Effective Amendment No. 4 on Form SB-2 (Registration No. 333-117786) and incorporated by reference herein)

10.56	Form of Warrant to purchase shares of Common Stock, dated May 19, 2006 (filed as Exhibit 10.1 to the Company’s current report on Form 8-K on May 25, 2006 and incorporated by reference herein)

10.57	Primal Solutions, Inc. 2006 Stock Option Plan (filed as Exhibit 10.1 to the Company’s current report on Form 8-K on August 15, 2006 and incorporated by reference herein)

10.58

Form on Non-Statutory Stock Option Agreement under Primal Solutions, Inc. 2006 Stock Option Plan (filed as Exhibit 10.2 to the Company’s current report on Form 8-K on August 15, 2006 and incorporated by reference herein)

Exhibit Number	Description of Document
10.59

Amended and Restated Side Letter, dated as of August 9, 2006, by and between the Company and Bob Richardson (filed as Exhibit 10.3 to the Company’s current report on Form 8-K on August 15, 2006 and incorporated by reference herein)

10.60

Side Letter, dated as of August 9, 2006, by and between the Company and Sam Gilson (filed as Exhibit 10.4 to the Company’s current report on Form 8-K on August 15, 2006 and incorporated by reference herein)

21.1	Subsidiaries of Primal Solutions, Inc. (filed as Exhibit 21.1 to the Company’s Post-Effective Amendment No. 4 on Form SB-2 (Registration No. 333-117786) and incorporated by reference herein)

23.1	Consent of Haskell & White LLP**

23.2	Consent of Bryan Cave LLP (contained in Exhibit 5.1)**

24.1	Power of Attorney (contained on the Signature Page)**

**  Previously filed